Commitments and Contingencies	12 Months Ended
Sep. 30, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Litigation
We are a party to various litigation that has arisen in the ordinary course of our business. While the results of such litigation cannot be predicted with certainty, we believe the final outcome of such litigation will not have a material adverse effect on our financial condition, results of operations or cash flows.
Environmental Matters
We are a party to environmental matters and claims that have arisen in the ordinary course of our business. While the ultimate results of response actions to these environmental matters and claims cannot be predicted with certainty, we believe the final outcome of such response actions will not have a material adverse effect on our financial condition, results of operations or cash flows because we believe that the expenditures related to such response actions will either be recovered through rates, shared with other parties or are adequately covered by insurance.
Purchase Commitments
Our distribution divisions maintain supply contracts with several vendors that generally cover a period of up to one year. Commitments for estimated base gas volumes are established under these contracts on a monthly basis at contractually negotiated prices. Commitments for incremental daily purchases are made as necessary during the month in accordance with the terms of the individual contract.
Our Mid-Tex Division also maintains a limited number of long-term supply contracts to ensure a reliable source of gas for our customers in its service area which obligate it to purchase specified volumes at prices indexed to natural gas trading hubs. At September 30, 2016, we were committed to purchase 28.5 Bcf within one year, 4.2 Bcf within two to three years and 0.6 Bcf beyond three years under indexed contracts. Purchases under these contracts totaled $85.3 million, $113.3 million and $140.9 million for 2016, 2015, 2014.
We also have commitments to purchase physical quantities of natural gas under contracts indexed to the forward NYMEX strip or fixed price contracts, primarily for our natural gas marketing segment. At September 30, 2016, we were committed to purchase 93.5 Bcf within one year, 9.1 Bcf within two to three years and 0.2 Bcf after three years under indexed contracts. We are committed to purchase 11.9 Bcf within one year and 1.3 Bcf within one to three years under fixed price contracts with prices ranging from $0.25 to $3.16 per Mcf. Purchases under these contracts totaled $763.2 million, $1,141.3 million and $1,687.5 million for 2016, 2015 and 2014.
In addition, we maintain long-term contracts related to storage and transportation in our pipeline and storage segment and in our natural gas marketing segment. The estimated contractual demand fees for contracted storage and transportation under these contracts as of September 30, 2016 are as follows (in thousands):

2017	$9,065
2018	2,336
2019	424
2020	400
2021	327
Thereafter	678
$13,230